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                                                                    EXHIBIT 23.1

                           CONSENT OF INDEPENDENT AUDITORS





We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 2002, in Amendment No. 2 to the Registration Statement (Form S-2 No. 333-86850) and related Prospectus of One Liberty Properties, Inc. for the registration of 2,875,000 shares of its common stock.






                                                /s/ Ernst & Young LLP





New York, New York
May 22, 2002